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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report:  March 30, 1998
                       (Date of earliest event reported)


                           KILROY REALTY CORPORATION
            (exact name of registrant as specified in its charter)

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
            MARYLAND                     COMMISSION FILE:                95-4598246
  (State or other jurisdiction              1-12675           (I.R.S. Employer Identification No.)
       of incorporation or
          organization)

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                          2250 EAST IMPERIAL HIGHWAY
                                  SUITE 1200
                         EL SEGUNDO, CALIFORNIA  90245
         (Address of Principal executive offices, including zip code)



                                (310) 563-5500
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On March 30, 1998, Kilroy Realty Corporation (the "Registrant") completed a public offering of 546,697 shares of its common stock, par value $.01 per share, resulting in net proceeds to the Registrant of approximately $14.2 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

    The Registrant hereby files as an exhibit its Revolving Credit Agreement, dated February 24, 1998.

                                 *  *  *  *  *

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


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Exhibit
  No.                               Description
-------                             -----------
1.1 Underwriting Agreement, dated as of March 25, 1998, by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Everen Securities, Inc.

10.71 Revolving Credit Agreement dated as of February 24, 1998, among Kilroy Realty, L.P., Morgan Guaranty Trust Company of New York, as Lead Agent for the Banks and the Banks listed therein.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 KILROY REALTY CORPORATION



Date:  March 30, 1998            By /s/ ANN MARIE WHITNEY
                                 ---------------------------------------
                                 Name: Ann Marie Whitney
                                 Title: Vice President and Controller

                                       4
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                                 EXHIBIT INDEX


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                                                                              Sequentially
Exhibit                                                                         Numbered
  No.                            Description                                      Page
-------                          -----------                                 -------------
1.1                              Underwriting Agreement, dated
                                 as of March 25, 1998, by and
                                 among Kilroy Realty
                                 Corporation, Kilroy Realty,
                                 L.P. and Everen Securities, Inc.

10.71 Revolving Credit Agreement dated as of February 24, 1998, among Kilroy Realty, L.P.,
                                 Morgan Guaranty Trust Company
                                 of New York, as Lead Agent for
                                 the Banks and the Banks listed
                                 therein.
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